                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                   ---------------

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) April 16, 1998

                                   ---------------

                                 SCHULER HOMES, INC.

            --------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

            DELAWARE                   0-19891               99-0293125
--------------------------------------------------------------------------------
  (State or other jurisdiction    (Commission File          (IRS Employer
       of incorporation)               Number)           Identification No.)


               828 Fort Street Mall, 4th Floor, Honolulu, Hawaii 96813
               -------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

         Registrant's telephone number, including area code:  (808) 521-5661


                    ----------------------------------------------

                                         NONE

                    ----------------------------------------------


            (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.

          On April 16, 1998, the registrant announced in a press release that it has proposed to make a Rule 144A offering of $100 million principal amount of Senior Notes Due 2008. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


EXHIBIT NO.    EXHIBIT
99             Press Release dated April 16, 1998.

                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SCHULER HOMES, INC.



DATE:  April 16, 1998              By:  /s/ Pamela S. Jones
                                        ----------------------------------------
                                        Name:     Pamela S. Jones
                                        Title:    Senior Vice President of
                                                  Finance and Chief Financial
                                                  Officer



                                          2.

                                    EXHIBIT INDEX

EXHIBIT NO.    EXHIBIT
99             Press Release dated April 16, 1998.


                                          3.